Revolving Credit Facility	6 Months Ended
Jun. 30, 2021
Line of Credit Facility [Abstract]
Revolving Credit Facility
9.	REVOLVING CREDIT FACILITY
On November 23, 2020, the Company entered into a credit agreement
 (“Credit Agreement”)
with Credit Suisse AG (“Credit Suisse”), and prepaid and terminated its existing credit agreements (Note 10). The terminated revolving credit facility did not have any principal, accrued interest, or unamortized issuance cost amounts outstanding on November 23, 2020. The Company paid an immaterial termination fee and loss on extinguishment. Under the terms of the new Credit Suisse agreement, Credit Suisse provided the Company a revolving line of credit in the amount of $30.0 million. The revolving line of credit also provided the Company with the ability to issue letters of credit to third parties in exchange for certain fees; the face amount of such letters of credit will reduce available capacity under the revolving line of credit on a dollar-for-dollar
basis. As of June 30, 2021, no amounts were drawn from the revolving line of credit and its available balance was $26.3 million. As of June 30, 2021, the Company had two letters of credit outstanding in favor of two third parties in the amounts of $0.9 million and $2.9 million, respectively. As of December 31, 2020, no amounts were drawn from the revolving line of credit and its available balance was $30.0 million. As of December 31, 2020, no letters of credit were issued. As of June 30, 2021, the revolving line of credit bore interest at, and issued letters of credit were subject to fees equal to, the London interbank offered rate (“LIBOR”) plus 4.5%.